                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION

                                Table of Contents

                                                                            PAGE

Real Estate Portfolio.........................................................4
Real Estate Portfolio Controlled by Associated Companies......................5
Debt Summary..................................................................7
Corporate Operating Summary...................................................8
Office Portfolio.............................................................10
Industrial Portfolio    .....................................................12
Retail Portfolio.............................................................14
Hotel Portfolio..............................................................16
Multi-family Portfolio.......................................................17
Combined Operating Results...................................................18
Glossary of Terms............................................................19

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              REAL ESTATE PORTFOLIO
                                  June 30, 1996

             PROPERTY                                   LOCATION                       SQ. FEET            % OCCUPIED
             --------                                   --------                       --------            ----------

OFFICE PORTFOLIO
4500 Plaza                                         Salt Lake City     UT                  69,975                  100%
Regency Westpointe                                 Omaha              NB                  36,101                  100%
                                                                                       ---------             ---------
     Total Office Square Footage/Average % Occupied                                      106,076                  100%

INDUSTRIAL PORTFOLIO
Benicia Industrial Park                            Benicia            CA                 156,800                  100%
Case Equipment Corp.                               Kansas City        KS                 199,750                  100%
Case Equipment Corp.                               Memphis            TN                 205,594                  100%
Navistar International Trans. Corp.                W. Chicago         IL                 474,426                  100%
Navistar International Trans. Corp.                Baltimore          MD                 274,000                  100%
Park 100 - Building 42                             Indianapolis       IN                  37,200                  100%
Park 100 - Building 46                             Indianapolis       IN                 102,400                  100%
SeaTacII (1)                                       Seattle            WA                  41,657                  100%
                                                                                       ---------             ---------
     Total Industrial Square Footage/Average % Occupied                                1,491,827                  100%

RETAIL PORTFOLIO
Atlanta Auto Center                                College Park       GA                   7,920                  100%
Atlanta Auto Center                                Marietta           GA                  10,670                  100%
Atlanta Auto Center                                Norcross           GA                  10,920                  100%
Atlanta Auto Center                                Roswell            GA                   5,720                   76%
Atlanta Auto Center                                Smyrna             GA                   9,440                   59%
Atlanta Auto Center                                Snellville         GA                  10,080                  100%
Park Center(1)                                     Santa Ana          CA                  73,500                   97%
QuikTrip #688                                      Granite City       IL                   3,200                  100%
QuikTrip #722                                      Lithonia           GA                   3,200                  100%
QuikTrip #718                                      Norcross           GA                   3,200                  100%
QuikTrip #711                                      Fulton             GA                   3,200                  100%
QuikTrip #75R                                      Tulsa              OK                   3,200                  100%
QuikTrip #738                                      Mableton           GA                   3,200                  100%
QuikTrip #712                                      Atlanta            GA                   3,200                  100%
QuikTrip #698                                      Godfrey            IL                   3,200                  100%
QuikTrip #691                                      Madison            IL                   3,200                  100%
QuikTrip #609                                      St. Louis          MO                   3,200                  100%
Shannon Crossing                                   Atlanta            GA                  64,039                   93%
Westwood Plaza                                     Tampa              FL                  61,369                   83%
                                                                                       ---------             ---------
     Total Retail Square Footage/Average % Occupied                                      285,658                   92%

                                                                                      # OF ROOMS                YTD OCC
                                                                                      ----------                -------
HOTEL PORTFOLIO
Country Suites By Carlson                          Arlington          TX                     132                   73%
Country Suites By Carlson(1)                       Irving             TX                      90                   78%
Country Suites By Carlson                          Ontario            CA                     120                   68%
Country Suites By Carlson                          Tucson             AZ                     157                   83%
                                                                                       ---------             ---------
     Total Hotel Rooms/YTD Occupancy                                                         499                   76%

                                                                                      # OF UNITS             % OCCUPIED
                                                                                      ----------             ----------
MULTI-FAMILY PORTFOLIO
Summer Breeze                                      No. Hollywood      CA                     104                   96%
                                                                                       ---------             ---------
     Total Multi-Family Units/Average % Occupied                                             104                   96%

                                                                                                            PRINCIPAL
                                                                                                             BALANCE
                                                                                                          ------------
MORTGAGES RECEIVABLE
Hovpark                                            Eatontown          NJ                                  $  7,563,000
Laurel Cranford                                    Arleta             CA                                       513,000
                                                                                                          ------------
     Total Mortgages Receivable                                                                           $  8,076,000



(1) One of the Managed Partnerships holds a participating first mortgage interest in the property. In accordance with GAAP, GRTI accounts for the property as though it holds fee title.

                      GLENBOROUGH REALTY TRUST INCORPORATED
               PORTFOLIO CONTROLLED BY THE ASSOCIATED COMPANIES(1)
                                  June 30, 1996

             PROPERTY                                   LOCATION                       SQ. FEET             % OCCUPIED
             --------                                   --------                       --------             ----------
OFFICE PORTFOLIO
Rosemead Springs Bus Ctr                         El Monte               CA                 129,503                    11%
Civic Center II                                  Rancho Cucamonga       CA                  17,857                    58%
Gateway Professional Ctr                         Sacramento             CA                  48,578                    92%
Park Plaza                                       Sacramento             CA                  67,688                    74%
Carnegie Business Ctr I                          San Bernardino         CA                  62,506                    88%
Carnegie Business Ctr II                         San Bernardino         CA                  50,804                    65%
Lakeside Tower                                   San Bernardino         CA                 112,649                    78%
One Carnegie Plaza                               San Bernardino         CA                 102,625                    84%
Two Carnegie Plaza                               San Bernardino         CA                  68,924                    86%
One Parkside                                     San Bernardino         CA                  70,069                    92%
One Vanderbilt Way                               San Bernardino         CA                  73,943                    59%
Two Vanderbilt Way                               San Bernardino         CA                  69,128                    25%
Santa Fe                                         San Bernardino         CA                  36,288                   100%
Inland Regional Center                           San Bernardino         CA                  81,079                   100%
Bristol Medical Center                           Santa Ana              CA                  52,311                    88%
Montrose Office Park                             Rockville              MD                 186,385                    76%
Bond Street Building                             Farmington Hills       MI                  40,545                    82%
University Club Tower                            St. Louis              MO                 272,443                    88%
Director's Plaza I                               Memphis                TN                 131,727                    74%
Executive Plaza                                  Memphis                TN                 147,695                    49%
Poplar Towers                                    Memphis                TN                 100,901                    98%
Bluemound Commerce Centre                        Brookfield             WI                  48,113                    80%
                                                                                         ---------              ---------
     Total Office Square Footage/Average % Occupied                                      1,971,761                    74%



INDUSTRIAL PORTFOLIO
San Sevaine Business Park                        Mira Loma              CA                 172,057                    91%
Rancon Centre Ontario                            Ontario                CA                 245,000                   100%
SkyPark Airport Parking                          San Bruno              CA                 216,780                   100%
Carroll Vista                                    San Diego              CA                 107,579                   100%
Wakefield Engineering Bldg.                      Temecula               CA                  44,200                   100%
28720 Via Montezuma                              Temecula               CA                  24,402                     0%
Bryant Lake Phase I & II                         Eden Prairie           MN                  80,057                   100%
Bryant Lake Phase III                            Eden Prairie           MN                  91,732                   100%
Black Satchel                                    Charlotte              NC                 228,800                    90%
NorthPark Business Park                          Charlotte              NC                 319,960                    86%
The Commons at Great Valley                      Malvern                PA                 200,000                   100%
Totem Valley Business Center                     Kirkland               WA                 121,645                    98%
                                                                                         ---------              ---------
     Total Industrial Square Footage/Average % Occupied                                  1,852,212                    94%


RETAIL PORTFOLIO
Mountain View Plaza                              Mojave                 CA                  57,456                    89%
Promo Retail Center                              San Bernardino         CA                  66,265                    97%
Service Retail Center                            San Bernardino         CA                  20,780                    97%
Holiday Spa Health Club                          San Bernardino         CA                  25,000                   100%
Aztec Village Center                             San Diego              CA                  23,789                    38%
Silver Creek Plaza                               San Jose               CA                  71,005                    65%
RCC Auto Center                                  Temecula               CA                  25,761                    90%
Town & Country Center                            Arlington Heights      IL                 323,591                    94%
San Mar Plaza                                    San Marcos             TX                  96,206                    97%
                                                                                         ---------              ---------
     Total Retail Square Footage/Average % Occupied                                        709,853                    90%



(1) Operating results and leasing statistics for these properties are not included in the following tables.

                     GLENBOROUGH REALTY TRUST INCORPORATED
              PORTFOLIO CONTROLLED BY THE ASSOCIATED COMOPANIES(1)
                                 June 30, 1996

             PROPERTY                                      LOCATION                    # OF ROOMS/UNITS           YTD OCC.
             --------                                      --------                    ----------------           --------
HOTEL PORTFOLIO
Country Suites By Carlson                        Tempe                  AZ                     139                    90%
Country Suites By Carlson                        Memphis                TN                     121                    74%
Condominium Resort Hotel                         Galveston              TX                     276                    78%
Condominium Resort Hotel                         Port Aransas           TX                      86                    43%
                                                                                            ------              ---------
     Total Hotel Rooms/YTD Occupancy                                                           622                    72%

                                                                                                                % OCCUPIED
                                                                                                                ----------
MULTI-FAMILY PORTFOLIO
Green Meadows                                    Davis                  CA                     120                    95%
Huntington Breakers                              Huntington Beach       CA                     342                    95%
Villa La Jolla                                   La Jolla               CA                     385                    96%
La Jolla Canyon Apts.                            San Diego              CA                     157                    94%
Pacific Bay Club                                 San Diego              CA                     159                    99%
Shadowridge Woodbend                             Vista                  CA                     240                    90%
Promontory Point                                 Henderson              NV                     180                    94%
Lake Mead Estates                                Las Vegas              NV                     160                    92%
                                                                                            ------              ---------
     Total Multi-Family Units/Average % Occupied                                             1,743                    94%

                                                                                            ACRES
                                                                                            ------
LAND PORTFOLIO
Lake Elsinore Square (Retail)                    Lake Elsinore          CA                   24.79
Mountain View Plaza (Retail)                     Mojave                 CA                    8.99
Perris - 4th Avenue (Comm./Retail)               Perris                 CA                   17.67
Perris - Ethanac Road (Comm./Retail)             Perris                 CA                   23.76
Perris - Nuevo Road (Comm./Retail)               Perris                 CA                   60.41
Rancon Center Ontario (Industrial)               Ontario                CA                   33.76
Rancon Center (Office)                           Rancho Cucamonga       CA                    1.80
Rancon Center (Retail)                           Rancho Cucamonga       CA                    5.98
Rancon Commerce Center (Industrial)              Temecula               CA                   15.52
Rancon Towne Village (Retail)                    Temecula               CA                   11.97
Tippecanoe (Commercial)                          San Bernardino         CA                    8.79
Tri-City Corporate Center (Office/Retail)        San Bernardino         CA                   70.33
                                                                                            ------
     Total Land Acres                                                                       283.77

(1) Operating results and leasing statistics for these properties are not included in the following tables.

               ADDITIONS AND DELETIONS TO PORTFOLIOS DURING PERIOD

             PROPERTY                                   LOCATION                    SALES PRICE          COMMENTS
             --------                                   --------                    -----------          --------
GLENBOROUGH REALTY TRUST INCORPORATED
Deletions:
   All American Self Storage                     Eagan                  MN
   All American Self Storage                     New Hope               MN         $  2,900,000           Combined

ASSOCIATED COMPANIES
Additions:
   Inland Regional Center                        San Bernardino         CA                               Build-to-Suit
                                                                                                          Development

                     GLENBOROUGH REALTY TRUST INCORPORATED
              PORTFOLIO CONTROLLED BY THE ASSOCIATED COMOPANIES(1)
                                 June 30, 1996

                                                                                                                 MATURITY
                                                                                                                   FROM
                                                                        INTEREST     INTEREST      MATURITY      6/30/96
     LENDER                  PROPERTY                 DEBT BALANCE         RATE        TYPE          DATE        (YEARS)
     ------                  --------                 ------------         ----        ----          ----        -------
SECURED MORTGAGE LOAN                                $  19,885,852          7.57%     Fixed         1/1/06          9.51
                  Retail
                  Shannon Crossing
                  Westwood Plaza

                  Industrial
                  Benicia
                  Navistar

                  Office
                  Regency Westpointe

                  Hotels
                  Country Suites - Arlington
                  Country Suites - Ontario
                  Country Suites - Tucson

BANK LINE OF CREDIT                                      9,210,000          7.88%     LIBOR +       12/29/98        2.50
                  Retail                                                              2.375%
                  Park Center

                  Industrial
                  Atlanta Auto Centers
                  Park 100 - Bldgs. 42 & 46
                  SeaTac II

                  Hotel
                  Country Suites - Irving

                  Notes Receivable
                  Hovpark/Eatontown

OTHER SECURED MORTGAGE                                   2,635,303          7.75%      Fixed        1/1/06          9.51
                  Multi-Family
                  Summer Breeze

INSURANCE COMPANY                                          999,189          8.00%      Fixed        9/1/05          9.18
                  Office
                  4500 Plaza
                                                     -------------          ----
TOTAL DEBT/WEIGHTED INTEREST RATE                    $  32,730,344          7.68%


                                               RELATIVE PERCENTAGE OF        WEIGHTED AVERAGE
DEBT TYPE                                             ALL DEBT                     RATE
- ---------                                             --------                     ----
All Debt                                              100.00%                     7.68%
All Floating Rate Debt                                 28.14%                     7.88%
Floating Rate Debt Capped                               0.00%                     0.00%
Floating Rate Debt Not Capped                          28.14%                     7.88%
All Fixed Rate Debt                                    71.86%                     7.61%

                     GLENBOROUGH REALTY TRUST INCORPORATED
              PORTFOLIO CONTROLLED BY THE ASSOCIATED COMOPANIES(1)
                                 June 30, 1996

                                                                                1995(1)
                                                 -------------------------------------------------------------------
                 For the Period:                     1st        2nd            3rd            4th        Year to
                                                   Quarter     Quarter       Quarter        Quarter        Date
- --------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
- --------------------------------------------------------------------------------------------------------------------
NET INCOME BEFORE MINORITY INTEREST              $1,361,000   $1,241,000    $1,200,000     $276,000     $4,078,000
Plus:
  Depreciation and amortization                     903,000      968,000       954,000      829,000      3,654,000
  Loss Provisions                                        --           --            --      863,000        863,000
  Adjustment to reflect FFO of
    Associated Companies                            191,000      247,000       369,000      237,000      1,044,000
                                                 ----------   ----------    ----------     --------     ----------
FUNDS FROM OPERATIONS (FFO)                       2,455,000    2,456,000     2,523,000    2,205,000      9,639,000
Plus:
  Amortization of deferred financing fees            43,000       43,000        43,000       43,000        172,000
  Principal receipts on mortgage loans               25,000       25,000        25,000       25,000        100,000
LESS:
  Capital reserve                                   239,000      239,000       239,000      239,000        956,000
  Capital expenditures                                   --           --            --           --             --
  Principal amortization reserve                     94,000       94,000        94,000       94,000        376,000
                                                 ----------   ----------    ----------     --------     ----------
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)           $2,190,000   $2,191,000    $2,258,000   $1,940,000     $8,579,000
EBIDA (including G & A expenses)
  Same property                                  $2,871,000   $2,814,000    $2,758,000   $2,602,000    $11,045,000
  Growth from same period prior year                    N/A          N/A           N/A          N/A            N/A
  Combined Total                                 $2,956,600   $2,900,000    $2,846,000   $2,660,000    $11,362,000
  Growth from same period prior year                    N/A          N/A           N/A          N/A            N/A

Net Income excluding consolidation costs         $1,267,000   $1,156,000    $1,103,000   $  271,000    $ 3,796,000
Net Income (loss) including consolidation
  costs                                          $1,267,000   $1,156,000    $1,103,000   $  271,000    $ 3,796,000


                                                                                1996
                                                 ---------------------------------------------------------------
                 For the Period:                     1st        2nd            3rd            4th        Year to
                                                   Quarter     Quarter       Quarter        Quarter        Date
- ----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
- ----------------------------------------------------------------------------------------------------------------
NET INCOME BEFORE MINORITY INTEREST             $ 1,354,000    $1,393,000                            $ 2,747,000
Plus:
  Depreciation and amortization                     897,000       862,000                              1,759,000
  Loss Provisions                                        --            --                                     --
  Adjustment to reflect FFO of
    Associated Companies                            284,000       311,000                                595,000
                                                 ----------    ----------                             ----------
FUNDS FROM OPERATIONS (FFO)                       2,535,000     2,566,000                              5,101,000
Plus:
  Amortization of deferred financing fees            36,000        36,000                                 72,000
  Principal receipts on mortgage loans               14,000         5,000                                 19,000
LESS:
  Capital reserve                                   185,000        71,000                                256,000
  Capital expenditures                               54,000       168,000                                222,000
  Principal amortization reserve                     86,000       125,000                                211,000
                                                 ----------    ----------                             ----------
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)          $ 2,260,000    $2,243,000                            $ 4,503,000
EBIDA (including G & A expenses)
  Same property                                 $ 2,888,000    $2,907,000                            $ 5,795,000
  Growth from same period prior year                    0.6%          3.3%                                   1.9%
  Combined Total                                $ 2,973,000    $2,954,000                            $ 5,927,000
  Growth from same period prior year                    0.6%          1.9%(2)                                1.2%

Net Income excluding consolidation costs        $ 1,253,000    $1,572,000                            $ 2,825,000
Net Income (loss) including consolidation
  costs                                         $(5,984,000)   $1,572,000                            $(4,412,000)

(1) Results for 1995 represent pro forma information.
(2) Reflects sale of All American Self-Storage facilities.

                     GLENBOROUGH REALTY TRUST INCORPORATED
                          CORPORATE OPERATING SUMMARY
                                 June 30, 1996

                 For the Period:                                                1995(1)
                                                   -----------------------------------------------------------------
                                                     1st        2nd            3rd            4th        Year to
                                                   Quarter     Quarter       Quarter        Quarter        Date
- --------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
- --------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding              5,753,709    5,753,709     5,753,709    5,753,709    5,753,709
Fully converted weighted average shares
 outstanding(3)                                  6,296,042    6,296,042     6,296,042    6,296,042    6,296,042
FFO per share                                         0.39         0.39          0.40         0.35         1.53
FAD per share                                         0.35         0.35          0.36         0.31         1.36
Net Income per share excluding
 Consolidation Costs                                  0.22         0.20          0.19         0.05         0.66
Net Income (loss) per share including
 Consolidation Costs                                  0.22         0.20          0.19         0.05         0.66

FFO Multiplier (Price/FFO)                             N/A          N/A           N/A          N/A         9.80
Debt Coverage Ratio                                   3.76         3.69          3.62         3.39         3.62
Interest Coverage Ratio                               4.27         4.20          4.11         3.84         4.11

Total Dividends                                  1,888,813    1,888,813     1,888,813    1,888,813    7,555,250
Dividend per share                                    0.30         0.30          0.30         0.30         1.20
Dividend payout ratio (FFO)                           76.9%        76.9%         74.9%        85.7%        78.4%
Dividend payout ratio (FAD)                           86.2%        86.2%         83.6%        97.4%        88.1%

Total notes and mortgages payable                                                                    33,685,232
Total market capitalization(3)                                                                      128,125,862(2)
   Increase from same period prior year                                                                     N/A

Debt/Total Market Capitalization Ratio                                                                     26.3%

Shares outstanding (at end of period)                                                                 5,753,709
Fully converted shares outstanding (at end of
 period)(3)                                                                                           6,296,042

Price per share on last trading day of the period                                                        15.000(2)




                 For the Period:                                                1996
                                                     ------------------------------------------------------------
                                                      1st         2nd           3rd          4th        Year to
                                                     Quarter     Quarter      Quarter      Quarter        Date
- ----------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
- ----------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding                5,753,709     5,761,209                              5,757,995
Fully converted weighted average shares
 outstanding(3)                                    6,296,042     6,303,542                              6,300,328
FFO per share                                           0.40          0.41                                   0.81
FAD per share                                           0.36          0.36                                   0.72
Net Income per share excluding
 Consolidation Costs                                    0.22          0.27                                   0.49
Net Income (loss) per share including
 Consolidation Costs                                  (1.04)          0.27                                  (0.77)

FFO Multiplier (Price/FFO)                              8.75          8.61                                   8.72
Debt Coverage Ratio                                     3.85          3.75                                   3.63
Interest Coverage Ratio                                 4.33          4.46                                   4.17

Total Dividends                                    1,888,813     1,893,313                              3,782,125
Dividend per share                                      0.30          0.30                                   0.60
Dividend payout ratio (FFO)                             75.0%         73.2%                                  74.1%
Dividend payout ratio (FAD)                             83.3%         83.3%                                  83.3%

Total notes and mortgages payable                 33,616,327    32,730,344                             32,730,344
Total market capitalization(3)                   121,760,915   121,873,812                            121,873,812
   Increase from same period prior year                  N/A           N/A                                    N/A

Debt/Total Market Capitalization Ratio                  27.6%         26.9%                                  26.9%

Shares outstanding (at end of period)              5,753,709     5,768,709                              5,768,709
Fully converted shares outstanding (at end of
 period)(3)                                        6,296,042     6,311,042                              6,311,042


Price per share on last trading day of the period     14.000        14.125                                 14.125


(1) Results for 1995 represent pro forma information.
(2) NAV per share of $15.00 was used since trading had not commenced as of 12/31/95.
(3) Includes minority interest in UPREIT Partnership.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                  June 30, 1996


For the Period:                                                            1995
                                              ------------------------------------------------------------------
                                                1st           2nd           3rd           4th          Year to
                                              Quarter       Quarter       Quarter       Quarter          Date
- ----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
- ----------------------------------------------------------------------------------------------------------------
Same Property
   Revenue                                    $286,448      $306,825      $336,796      $350,071      $1,280,140
   Operating expenses                          133,081       149,959       141,053       175,202         599,295
   NOI                                         153,367       156,866       195,743       174,869         680,845
   Growth from same period prior year              N/A           N/A           N/A           N/A             N/A

Combined Total
   Revenue                                    $286,448      $306,825      $336,796      $350,071      $1,280,140
   Operating expenses                          133,081       149,959       141,053       175,202         599,295
   NOI                                         153,367       156,866       195,743       174,869         680,845
   Growth from same period prior year              N/A           N/A           N/A           N/A             N/A

Capital expenditures                                --        39,949        33,220         8,800          81,969
Weighted average leaseable square feet         106,076       106,076       106,076       106,076         106,076
Capital expenditures per leaseable sq. ft         0.00          0.38          0.31          0.08            0.77
- ----------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
- ----------------------------------------------------------------------------------------------------------------
Physical occupancy                                92.3%         98.7%         97.3%         97.3%           97.3%
Economic occupancy                                87.6%         89.6%         92.0%         92.9%           92.9%

Average base rent per occupied sq. ft            11.57         11.26         11.65         11.91           11.91
Increase from same period prior year               N/A           N/A           N/A           N/A             N/A
- ----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
- ----------------------------------------------------------------------------------------------------------------
Square footage leased                               --         5,154         2,858            --           8,012
Rental dollars                                      --        79,887        38,269            --         118,156
Average base rent per square foot                   --         15.50         13.39            --           14.75

Concessions                                         --            --            --            --              --
Concessions per square foot leased                  --            --            --            --              --

Tenant improvements (TI) committed                  --        33,079         1,037            --          34,116
TI committed per square foot leased                 --          6.42          0.36            --            4.26
TI spent                                           128        33,320            39            --          33,487

Capitalized leasing commissions (CLC)
 committed                                          --         4,793         5,218            --          10,011
CLC committed per square foot leased                --          0.93          1.83            --            1.25
CLC spent                                           --         5,592        10,810            --          16,402

CLC and TI committed per sq. ft. leased             --          7.35          2.19            --            5.51



For the Period:                                                              1996
                                              ------------------------------------------------------------------
                                                1st           2nd             3rd            4th        Year to
                                              Quarter       Quarter         Quarter        Quarter        Date
- ----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
- ----------------------------------------------------------------------------------------------------------------
Same Property
   Revenue                                    $357,683      $360,891                                    $718,574
   Operating expenses                          163,457       138,638                                     302,095
   NOI                                         194,226       222,253                                     416,479
   Growth from same period prior year             26.6%         41.7%                                       34.2%

Combined Total
   Revenue                                    $357,683      $360,891                                    $718,574
   Operating expenses                          163,457       138,638                                     302,095
   NOI                                         194,226       222,253                                     416,479
   Growth from same period prior year             26.6%         41.7%                                       34.2%

Capital expenditures                                --         2,904                                       2,904
Weighted average leaseable square feet         106,076       106,076                                     106,076
Capital expenditures per leaseable sq. ft         0.00          0.03                                        0.03
- ----------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
- ----------------------------------------------------------------------------------------------------------------
Physical occupancy                                98.0%        100.0%                                      100.0%
Economic occupancy                                96.8%         97.3%                                       97.3%

Average base rent per occupied sq. ft            13.07         12.95                                       12.95
Increase from same period prior year              13.0%         15.0%                                       15.0%

- ----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
- ----------------------------------------------------------------------------------------------------------------
Square footage leased                               --         1,004                                       1,004
Rental dollars                                      --        17,042                                      17,042
Average base rent per square foot                   --         16.97                                       16.97

Concessions                                         --            --                                          --
Concessions per square foot leased                  --            --                                          --

Tenant improvements (TI) committed                  --         4,700                                       4,700
TI committed per square foot leased                 --          4.68                                        4.68
TI spent                                            --         1,377                                       1,377

Capitalized leasing commissions (CLC)
 committed                                          --         3,111                                       3,111
CLC committed per square foot leased                --          3.10                                        3.10
CLC spent                                           --            --                                          --

CLC and TI committed per sq. ft. leased             --          7.78                                        7.78

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                  June 30, 1996

For the Period:                                                                    1995
                                                   -------------------------------------------------------------------
                                                     1st            2nd            3rd           4th          Year to
                                                   Quarter         Quarter        Quarter       Quarter         Date
- ----------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
- ----------------------------------------------------------------------------------------------------------------------
Square footage leased                                3,105             --             --         53,349         56,454
Rental dollars                                      37,415             --             --        765,044        802,459
Average base rent                                    12.05             --             --          14.34          14.21
   Percent increase in effective rents from
   renewal                                             N/A            N/A             --            N/A           11.6%

Concessions                                             --             --             --          4,647          4,647
Concessions per square foot leased                      --             --             --           0.09           0.08

Tenant improvements (TI) committed                     528             --             --         40,432         40,960
TI committed per square foot leased                   0.17             --             --           0.76           0.73
TI spent                                                --         12,593             --        260,467        273,060

Capitalized leasing commissions (CLC)
  committed                                             --             --             --             --             --
CLC committed per square foot leased
CLC spent                                               --             --             --             --             --

CLC and TI committed per sq. ft. leased               0.17             --             --           0.76           0.73



For the Period:                                                                      1996
                                                   -------------------------------------------------------------------
                                                      1st             2nd             3rd          4th         Year to
                                                    Quarter         Quarter         Quarter      Quarter         Date
- ----------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
- ----------------------------------------------------------------------------------------------------------------------
Square footage leased                                3,348           3,249                                       6,597
Rental dollars                                      45,198          54,397                                      99,595
Average base rent                                    13.50           16.74                                       15.10
   Percent increase in effective rents from
   renewal                                            40.6%           11.9%                                       26.3%

Concessions                                             --              --                                          --
Concessions per square foot leased                      --              --                                          --

Tenant improvements (TI) committed                   4,403          21,079                                      25,482
TI committed per square foot leased                   1.32            6.49                                        3.86
TI spent                                                --           2,751                                          --

Capitalized leasing commissions (CLC)
  committed                                             --              --                                          --
CLC committed per square foot leased                    --              --                                          --
CLC spent                                               --              --                                          --

CLC and TI committed per sq. ft. leased               1.32            6.49                                        3.86


- -------------------------------------------------------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE         1996       1997       1998       1999       2000      2001       2002      2003  2004 & after
- -------------------------------------------------------------------------------------------------------------------------------
Annual Base Rent Expiring      113,712    185,724    774,432    222,960         --    24,084         --        --   300,216
Percent of Total Annual Rent      7.00%     11.50%     47.80%     13.80%        --      1.50%        --        --     18.50%

Square Footage expiring         10,711     13,675     45,922     17,241         --     1,784         --        --    15,491
Percent of Square Footage        10.20%     13.00%     43.80%     16.50%        --      1.70%        --        --     14.80%

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                  June 30, 1996


                        For the Period:                                                 1995
                                                ------------------------------------------------------------------------------
                                                    1st              2nd             3rd               4th           Year to
                                                  Quarter          Quarter         Quarter           Quarter           Date
- ------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
- ------------------------------------------------------------------------------------------------------------------------------
Same Property
   Revenue                                      $  880,083       $  879,394       $  878,821       $  900,295       $3,538,592
   Operating expenses                              137,525          119,301           97,884          143,590          498,300
   NOI                                             742,558          760,092          780,937          756,705        3,040,292
   Growth from same period prior year                  N/A              N/A               NA              N/A              N/A

Combined Total
   Revenue                                      $1,024,641       $1,032,671       $1,029,510       $1,045,911       $4,132,733
   Operating expenses                              196,687          186,522          160,019          231,478          774,706
   NOI                                             827,954          846,149          869,491          814,433        3,358,027
   Growth from same period prior year                  N/A              N/A              N/A              N/A              N/A

Capital expenditures                                14,994            3,780          152,715           71,620          232,234
Weighted average leaseable square feet           1,595,827        1,595,827        1,595,827        1,595,827        1,595,827
Capital expenditures per leaseable sq. ft             0.01             0.00             0.10             0.04             0.15
- ------------------------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
- ------------------------------------------------------------------------------------------------------------------------------
Physical occupancy                                    99.2%            97.2%            99.4%            99.3%            99.3%
Economic occupancy                                    97.9%            97.9%            98.1%            98.2%            98.2%

Average base rent per occupied sq. ft                 2.51             2.51             2.51             2.52             2.52
Increase from same period prior year                   N/A              N/A              N/A              N/A              N/A

- ------------------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION:  NEW
- ------------------------------------------------------------------------------------------------------------------------------
Square footage leased                                1,200               --               --               --            1,200
Rental dollars                                       6,600               --               --               --            6,600
Average base rent per square foot                     5.50               --               --               --             5.50

Concessions                                             --               --               --               --               --
Concessions per square foot leased                      --               --               --               --               --

Tenant improvements (TI) committed                      --               --              759               --              759
TI committed per square foot leased                     --               --               --               --             0.63
TI spent                                                --               --              759               --              759

Capitalized leasing commissions (CLC)
  committed                                            396               --               --               --              396

CLC committed per square foot leased                  0.33               --               --               --             0.33
CLC spent                                              396               --               --               --              396

CLC and TI committed per sq. ft. leased               0.33               --               --               --             0.96


                        For the Period:                                                 1996
                                                ------------------------------------------------------------------------------
                                                    1st              2nd             3rd               4th           Year to
                                                  Quarter          Quarter         Quarter           Quarter           Date
- ------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
- ------------------------------------------------------------------------------------------------------------------------------
Same Property
   Revenue                                      $  850,378       $  875,598                                         $1,725,976
   Operating expenses                              132,645          103,605                                            236,250
   NOI                                             717,733          771,993                                          1,489,726
   Growth from same period prior year                 -3.3%             1.6%                                              -0.9%

Combined Total
   Revenue                                       1,005,970          979,760                                          1,985,730
   Operating expenses                              203,030          160,565                                            363,595
   NOI                                             802,940          819,195                                          1,622,135
   Growth from same period prior year                 -3.0%            -3.2%(1)                                           -3.1%

Capital expenditures                                    --               --                                                 --
Weighted average leaseable square feet           1,589,027        1,491,827                                          1,491,827
Capital expenditures per leaseable sq. ft               --               --                                                 --

- -------------------------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
- -------------------------------------------------------------------------------------------------------------------------------
Physical occupancy                                    99.5%           100.0%                                             100.0%
Economic occupancy                                    96.2%            98.0%                                              98.0%

Average base rent per occupied sq. ft                 2.46             2.37                                               2.37
Increase from same period prior year                  -2.1%            -5.8%                                              -5.8%

- -------------------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION:  NEW
- -------------------------------------------------------------------------------------------------------------------------------
Square footage leased                                1,200               --                                              1,200
Rental dollars                                       7,800               --                                              7,800
Average base rent per square foot                     6.50               --                                               6.50

Concessions                                            650               --                                                650
Concessions per square foot leased                    0.54               --                                               0.54

Tenant improvements (TI) committed                     600               --                                                600
TI committed per square foot leased                   0.50               --                                               0.50
TI spent                                             6,533               --                                              6,533

Capitalized leasing commissions (CLC)
  committed                                            936              936

                                                                                                                           --
CLC committed per square foot leased                  0.78               --                                               0.78
CLC spent                                               --            6,864                                              6,864

CLC and TI committed per sq. ft. leased               1.28               --                                               1.28

(1)  Reflects sale of All American Self-storage facilities

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                  June 30, 1996


For the Period:                                                                 1995
                                              -----------------------------------------------------------------------
                                                1st               2nd            3rd           4th          Year to
                                              Quarter           Quarter        Quarter       Quarter          Date
- -------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
- -------------------------------------------------------------------------------------------------------------------
Square footage leased                           121,423          2,400         12,000          4,500        140,323
Rental dollars                                  567,001         14,040         44,640         14,040        639,721
Average base rent                                  4.67           5.85           3.72           3.12           4.56
Percent Increase in effective rates from
 renewal                                            N/A            N/A            N/A            N/A           11.4%

Concessions                                          --             --             --             --             --
Concessions per square foot leased                   --             --             --             --             --

Tenant improvements (TI) committed               12,465             --             --         27,300         39,765
TI committed per square foot leased                0.10             --             --           6.07           0.28
TI spent                                         12,465             --             --             --         12,465

Capitalized leasing commissions (CLC)
  committed                                       1,320          1,969            333         69,404         73,026
CLC committed per square foot leased               0.01           0.82           0.03          15.42           0.52
CLC spent                                         1,320          1,969            333          1,404          5,026

CLC and TI committed per sq. ft. leased            0.11           0.82           0.03          21.49           0.80


For the Period:                                                                 1996
                                              -----------------------------------------------------------------------
                                                1st               2nd            3rd           4th          Year to
                                              Quarter           Quarter        Quarter       Quarter          Date
- -------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
- -------------------------------------------------------------------------------------------------------------------
Square footage leased                            52,800           3,000                                      55,800
Rental dollars                                  180,324          20,700                                     201,024
Average base rent                                  3.42            6.90                                        3.60
Percent Increase in effective rates from
 renewal                                            4.5%           -0.4%                                        2.0%

Concessions                                          --           3,350                                       3,350
Concessions per square foot leased                   --            0.06                                        0.06

Tenant improvements (TI) committed                2,085           6,000                                       8,085
TI committed per square foot leased                0.04            2.00                                        0.14
TI spent                                             --           9,286                                       9,286

Capitalized leasing commissions (CLC)
  committed                                       1,833           2,804                                       4,637
CLC committed per square foot leased               0.03            0.93                                        0.08
CLC spent                                         1,994           2,804                                       4,798

CLC and TI committed per sq. ft. leased            0.07            2.93                                        0.23


- -----------------------------------------------------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE        1996       1997      1998      1999        2000       2001      2002      2003  2004 & after
- -----------------------------------------------------------------------------------------------------------------------------
Annual Base Rent Expiring       54,468     78,672    339,780     86,916    162,840    276,000         --      --    2,594,388
Percent of Total Annual Rent      1.50%      2.20%      9.50%      2.40%      4.50%      7.70%        --      --        72.20%

Square Footage Expiring         13,800     13,800     99,800     14,400     49,200     44,657         --      --    1,256,170
Percent of Square Footage         0.90%      0.90%      6.70%      1.00%      3.30%      3.00%        --      --        84.20%

                     GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                 June 30, 1996

                         For the Period:                                          1995
                                                  ---------------------------------------------------------------------
                                                                                                           Year to
                                                  1st Quarter   2nd Quarter   3rd Quarter   4th Quarter     Date
- -----------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
- -----------------------------------------------------------------------------------------------------------------------
Same Property
   Revenue                                       $835,454      $869,420      $834,013      $826,905      $3,365,792
   Operating expenses                             179,589       205,261       173,178       255,638         813,666
   NOI                                            655,865       664,159       660,835       571,267       2,552,126
   Growth from same period prior year                 N/A           N/A           N/A           N/A             N/A

Combined Total
   Revenue                                       $835,454      $869,420      $834,013      $826,905      $3,365,792
   Operating expenses                             179,589       205,261       173,178       255,638         813,666
   NOI                                            655,865       664,159       660,835       571,267       2,552,126
   Growth from same period prior year                 N/A           N/A           N/A           N/A             N/A

Capital expenditures (excludes TI and CLC)             --        12,117        54,908            --          67,025
Weighted average leaseable square feet            284,638       284,638       284,638       284,638         284,638
Capital expenditures per leaseable sq. ft.           0.00          0.04          0.19          0.00            0.24

- -----------------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
- -----------------------------------------------------------------------------------------------------------------------
Physical occupancy (at end of period)                94.5%         95.6%         94.7%         95.3%           95.3%
Economic occupancy (at end of period)                93.8%         94.7%         94.4%         94.3%           94.3%

Average base rent per occupied sq. ft.              10.70         10.82         10.90         10.80           10.80
Increase from same period prior year                  N/A           N/A           N/A           N/A             N/A

- -----------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
- -----------------------------------------------------------------------------------------------------------------------
Square footage leased                               8,736         4,650         2,682         2,250          18,318
Rental dollars                                     84,269        50,562        32,921        27,090         194,842
Average base rent per square foot                    9.65         10.87         12.27         12.04           10.64

Concessions                                         1,575         5,442        11,460         5,950          24,427
Concessions per square foot leased                   0.18          1.17          4.27          2.64            1.33

Tenant improvements (TI) committed                     --         2,000        51,276            --          53,276
TI committed per square foot leased                    --          0.43         19.12            --            2.91
TI spent                                               --         2,000        51,276            --          53,276

Capitalized leasing commissions (CLC)
 committed                                         14,137         8,083        10,900         3,780          36,900
CLC committed per square ft. leased                  1.62          1.74          4.06          1.68            2.01
CLC spent                                          14,137         8,083        10,900         3,780          36,900

CLC and TI committed per sq. ft. leased              1.62          2.17         23.18          1.68            4.92


                         For the Period:                                           1996
                                                      ---------------------------------------------------------------
                                                        1st          2nd           3rd          4th       Year to
                                                      Quarter       Quarter       Quarter      Quarter      Date
- ---------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
- ---------------------------------------------------------------------------------------------------------------------
Same Property
   Revenue                                          $826,483       $831,779                             $1,658,262
   Operating expenses                                229,194        187,219                                416,413
   NOI                                               597,289        644,560                              1,241,849
   Growth from same period prior year                   -8.9%          -3.0%                                  -5.9%

Combined Total
   Revenue                                           826,483        831,779                              1,658,262
   Operating expenses                                229,194        187,219                                416,413
   NOI                                               597,289        644,560                              1,241,849
   Growth from same period prior year                   -8.9%          -3.0%                                  -5.9%

Capital expenditures (excludes TI and CLC)                --          9,832                                  9,832
Weighted average leaseable square feet               285,658        285,658                                285,658
Capital expenditures per leaseable sq. ft.              0.00           0.03                                   0.03

- ---------------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
- ---------------------------------------------------------------------------------------------------------------------
Physical occupancy (at end of period)                   92.1%          92.1%                                  92.1%
Economic occupancy (at end of period)                   96.2%          94.1%                                  94.1%

Average base rent per occupied sq. ft.                 11.29          11.27                                  11.27
Increase from same period prior year                     5.5%           4.1%                                   4.1%

- ---------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
- ---------------------------------------------------------------------------------------------------------------------
Square footage leased                                  2,520          5,150                                  7,670
Rental dollars                                        26,438         58,835                                 85,273
Average base rent per square foot                      10.49          11.42                                  11.12

Concessions                                            1,020          5,538                                  6,558
Concessions per square foot leased                      0.40           1.08                                   0.85

Tenant improvements (TI) committed                        --          4,000                                  4,000
TI committed per square foot leased                       --           0.78                                   0.52
TI spent                                                  --             --                                     --

Capitalized leasing commissions (CLC)
 committed                                                --          7,350                                  7,350
CLC committed per square ft. leased                       --           1.43                                   0.96
CLC spent                                              6,228          3,675                                  9,903

CLC and TI committed per sq. ft. leased                   --           2.20                                   1.48

                        GLENBOROUGH REALTY TRUST INCORPORATED
                                   RETAIL PORTFOLIO
                                     June 30, 1996

          For the Period:                                                  1995
                                             --------------------------------------------------------------
                                                1st            2nd           3rd         4th       Year to
                                              Quarter        Quarter        Quarter     Quarter      Date
- -----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
- -----------------------------------------------------------------------------------------------------------
Square footage leased                           2,534        7,520        3,088        1,834        14,976
Rental dollars                                 24,969       84,568       34,037       21,658       165,232
Average base rent per square foot                9.85        11.25        11.02        11.81         11.03
Percent increase in effective rents from
   renewal                                        N/A          N/A          N/A          N/A           3.7%
Concessions                                        --           --           --        1,360         1,360
Concessions per square foot leased                 --           --           --         0.74          0.09
Tenant improvements (TI) committed                 --        7,316           --           --         7,316
TI committed per square foot leased                --         0.97           --           --          0.49
TI spent                                           --        7,316           --           --         7,316
Capitalized leasing commissions (CLC)
   committed                                       --        1,000           --           --         1,000
CLC committed per square foot leased               --         0.13           --           --          0.07
CLC spent                                          --        1,000           --           --         1,000
CLC and TI committed per sq. ft. leased            --         1.11           --           --          0.56






           For the Period:                                                1996
                                             -------------------------------------------------------------
                                                1st            2nd          3rd         4th       Year to
                                              Quarter         Quarter      Quarter    Quarter       Date
- ----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
- ----------------------------------------------------------------------------------------------------------
Square footage leased                             --           3,300                                3,300
Rental dollars                                    --          36,770                               36,770
Average base rent per square foot                 --           11.14                                11.14
Percent increase in effective rents from
   renewal                                       0.0%           11.0%                                11.0%
Concessions                                       --           1,922                                1,922
Concessions per square foot leased                --            0.58                                 0.58
Tenant improvements (TI) committed                --          13,960                               13,960
TI committed per square foot leased               --            4.23                                 4.23
TI spent                                       3,210              --                                3,210
Capitalized leasing commissions (CLC)
   committed                                      --              --                                   --
CLC committed per square foot leased              --              --                                   --
CLC spent                                         --              --                                   --
CLC and TI committed per sq. ft. leased           --            4.23                                 4.23






- ---------------------------------------------- ------------- ------------- ------------ ----------
LEASE EXPIRATION SCHEDULE                           1996          1997          1998         1999
- ---------------------------------------------- ------------- ------------- ------------ ----------
Annual Base Rent Expiring                         246,948       272,424       252,696      297,408
Percent of Total Annual Rent                         8.20%         9.00%         8.30%        9.80%

Square Footage expiring                            20,798        25,392        23,733       24,972
Percent of Square Footage                            7.80%         9.50%         8.90%        9.40%







- ---------------------------------------------- ------------ ------------- ----------- ------------ -------------
LEASE EXPIRATION SCHEDULE                           2000         2001          2002        2003     2004 & after
- ---------------------------------------------- ------------ ------------- ----------- ------------ -------------
Annual Base Rent Expiring                         312,240      317,952           --          --     1,327,476
Percent of Total Annual Rent                        10.30%       10.50%          --          --         43.90%

Square Footage expiring                            27,607       49,080           --          --        94,856
Percent of Square Footage                           10.40%       18.40%          --          --         35.60%

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                 HOTEL PORTFOLIO
                                  June 30, 1996

                 For the Period:                                           1995
                                                  -------------------------------------------------------------
                                                    1st       2nd          3rd          4th          Year to
                                                  Quarter   Quarter      Quarter      Quarter          Date
- ---------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
- ---------------------------------------------------------------------------------------------------------------
Same Property
  Revenue (1)                                 $  953,426    $1,025,352  $  983,562  $  971,932      $3,934,272
  Operating expenses(2)                          391,425       451,269     412,546     462,807       1,718,047
  NOI                                            562,001       574,083     571,016     509,125       2,216,225
  Growth from same period prior year                 N/A           N/A         N/A         N/A             N/A

Combined Total
  Revenue                                     $  953,426    $1,025,352  $  983,562  $  971,932      $3,934,272
  Operating expenses                             391,425       451,269     412,546     462,807       1,718,047
  NOI                                            562,001       574,083     571,016     509,125       2,216,225
  Growth from same period prior year                 N/A           N/A         N/A         N/A             N/A

Capital expenditures                             160,561       168,218     106,013     210,783         645,575
Weighted average rooms owned                         499           499         499         499             499
Capital expenditures per room                        322           337         212         422           1,294

- ---------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
- ---------------------------------------------------------------------------------------------------------------
Total sales                                    2,137,490     2,083,067   1,852,398   1,841,067       7,914,022
Physical occupancy (YTD)                            76.4%         76.4%       74.0%       72.7%           72.7%

Average daily rate per occupied
 room (YTD)                                   $    60.58    $    60.65  $    59.88  $   59.49       $    59.49
 Increase from same period prior year                N/A           N/A         N/A        N/A              N/A

Revenue per available room
 (REVPAR) (YTD)                               $    46.71    $    46.73  $    44.58  $   43.45       $    43.45
 Increase from same period prior year                N/A           N/A         N/A        N/A              N/A



                 For the Period:                                           1996
                                                -----------------------------------------------------------
                                                  1st         2nd          3rd         4th        Year to
                                                Quarter      Quarter      Quarter     Quarter       Date
- -----------------------------------------------------------------------------------------------------------
OPERATING RESULTS
- -----------------------------------------------------------------------------------------------------------
Same Property
  Revenue (1)                                 $1,205,115   $1,091,190                            $2,296,305
  Operating expenses(2)                          424,675      386,341                               811,016
  NOI                                            780,440      704,849                             1,485,289
  Growth from same period prior year                38.9%        22.8%                                 30.7%

Combined Total
  Revenue                                     $1,205,115   $1,091,190                            $2,296,305
  Operating expenses                             424,675      386,341                               811,016
  NOI                                            780,440      704,849                             1,485,289
  Growth from same period prior year                38.9%        22.8%                                 30.7%

Capital expenditures                              18,558       98,551                               117,109
Weighted average rooms owned                         499          499                                   499
Capital expenditures per room                         37          197                                   235

- -----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
- -----------------------------------------------------------------------------------------------------------
Total sales                                    2,514,155    2,255,398                             4,769,553
Physical occupancy (YTD)                            77.9%        75.5%                                 75.5%

Average daily rate per occupied
 room (YTD)                                   $    67.06   $    65.88                            $    65.88
 Increase from same period prior year               10.7%         8.6%                                  8.6%

Revenue per available room
 (REVPAR) (YTD)                               $    52.91   $    50.13                            $    50.13
 Increase from same period prior year               13.3%         7.3%                                  7.3%

(1) At December 31, 1995 revenue includes $2,184,734 of lease payments from three hotels which GRTI owns and leases to GHG. Revenue also includes $1,749,538 of operating revenue from one hotel. One of the Managed Partnerships holds a participating first mortgage interest in this hotel and in accordance with GAAP, GRTI accounts for the property as though it held fee title. At June 30, 1996 revenue includes $585,630 of lease payments from three hotels and $505,560 of operating revenue from one hotel.

(2) Operating expenses paid by lessor for the three leased hotels include taxes and insurance; all other expenses paid by lessee.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                             MULTI-FAMILY PORTFOLIO
                                  June 30, 1996



                 For the Period:                                               1995
                                                   1st            2nd          3rd           4th         Year to
                                                 Quarter        Quarter      Quarter       Quarter        Date
- ------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
- ------------------------------------------------------------------------------------------------------------------
Same Property
  Revenue                                        $ 193,031     $ 200,732    $ 197,120    $ 191,181    $  782,064
  Operating expenses                               102,542       112,177      110,967      122,352       448,038
  NOI                                               90,489        88,555       86,153       68,829       334,026
  Growth from same period prior year                   N/A           N/A          N/A          N/A           N/A

Combined Total
  Revenue                                        $ 193,031     $ 200,732    $ 197,120    $ 191,181    $  782,064
  Operating expenses                               102,542       112,177      110,967      122,352       448,038
  NOI                                               90,489        88,555       86,153       68,829       334,026
  Growth from same period prior year                   N/A           N/A          N/A          N/A           N/A

Capital expenditures                                19,650         2,559           --        2,006        24,215
Weighted average apartment units owned                 104           104          104          104           104
Capital expenditures per apartment unit                189            25           --           19           233




- ------------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
- ------------------------------------------------------------------------------------------------------------------
Physical occupancy (at end of period)                 96.0%         94.0%        93.0%        93.0%         93.0%
Economic occupancy (at end of period)                 91.7%         91.7%        91.4%        91.2%         91.2%

Average base rent per occupied unit                    639           645          648          639           639
Increase from same period prior year                   N/A           N/A          N/A          N/A           N/A

Apartment turnover rate                                8.7%         19.2%        13.5%        12.5%         53.8%


                 For the Period:                                              1996
                                                   1st         2nd             3rd        4th         Year to
                                                 Quarter      Quarter        Quarter     Quarter       Date
- --------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
- --------------------------------------------------------------------------------------------------------------
Same Property
  Revenue                                      $ 193,911     $ 186,164                              $ 380,075
  Operating expenses                              91,312        95,593                                186,905
  NOI                                            102,599        90,571                                193,170
  Growth from same period prior year                13.4%          2.3%                                   7.9%

Combined Total
  Revenue                                        193,911       186,164                                380,075
  Operating expenses                              91,312        95,593                                186,905
  NOI                                            102,599        90,571                                193,170
  Growth from same period prior year                13.4%          2.3%                                   7.9%

Capital expenditures                              17,500        29,900                                 47,400
Weighted average apartment units owned               104           104                                    104
Capital expenditures per apartment unit              168           288                                    456


- --------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
- --------------------------------------------------------------------------------------------------------------
Physical occupancy (at end of period)               89.4%         96.2%                                  96.2%
Economic occupancy (at end of period)               88.8%         89.2%                                  89.2%

Average base rent per occupied unit                  654           656                                    656
Increase from same period prior year                 2.3%          1.7%                                   2.0%

Apartment turnover rate                             15.0%          8.7%                                  23.7%

                      GLENBOROUGH REALTY TRUST INCORPORATED
                        RECONCILIATION OF PROPERTY INCOME
                                  June 30, 1996

- ---------------------------------------------------------------------------------------------------------------------------
                                                                         MULTI-      PROPERTY     ELIMINATING       TOTAL
                         OFFICE    INDUSTRIAL    RETAIL       HOTEL      FAMILY       TOTAL        ENTRIES(1)     REPORTED
- ---------------------------------------------------------------------------------------------------------------------------
Revenues                360,891     979,760      831,779    1,091,190    186,164   3,449,784          --         3,449,784

Operating Expenses      138,638     160,565      187,219      386,341     95,593     968,356     (76,586)          891,770

NOI                     222,253     819,195      644,560      704,849     90,571   2,481,428     (76,586)        2,558,014

(1) Eliminating entry represents internal market level property management fees included in operating expenses to provide comparison to industry performance.



                COMBINED RETAIL, INDUSTRIAL AND OFFICE PORTFOLIOS

- ------------------------------------------------------------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE          1996      1997        1998       1999        2000       2001      2002   2003      2004 & after
- ------------------------------------------------------------------------------------------------------------------------------------
Annual Base Rent Expiring        415,128   536,820    1,366,908    607,284    475,080    618,036      --     --       4,222,080
Percent of Total Annual Rent        5.00%     6.50%       16.60%      7.40%      5.80%      7.50%     --     --           51.20%

Square Footage expiring           45,309    52,867      169,455     56,613     76,807     95,521      --     --       1,366,517
Percent of Square Footage           2.40%     2.90%        9.10%      3.00%      4.10%      5.10%     --     --           73.40%

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                GLOSSARY OF TERMS

         TERM                                         DEFINITION
- --------------------------------------------------------------------------------

Acquisitions                              The capitalized cost of properties
                                          acquired during the period indicated.

Associated Companies                      The REIT owns 100% of the non-voting
                                          preferred stock of three real estate
                                          companies: Glenborough Corporation,
                                          Glenborough Inland Realty Corporation
                                          and Glenborough Hotel Group.

Average Base Rent Per                     Base rent charged to tenants divided
Occupied Square Foot (Unit)               by occupied square feet or number of
                                          units. Rental revenue used is on an
                                          annual basis.

Capital Expenditures                      Recurring, non-revenue producing
                                          purchases of building improvements and
                                          equipment, excluding Tenant
                                          Improvements and Leasing Commissions.
                                          This caption does not include
                                          purchases of land, buildings, and
                                          equipment that will produce revenue
                                          for the Company, such as property
                                          acquisitions and construction of
                                          rentable structures.

Capitalized  Leasing                      Commissions paid for obtaining a lease
Commissions (CLC)                         which have been capitalized and are to
                                          be amortized over the lease term.

CLC Committed                             Capitalized leasing commissions which
                                          have been committed as a part of
                                          entering into a lease agreement.

CLC Spent                                 The portion of committed, capitalized
                                          leasing commissions which have been
                                          spent by the Company.

Combined Total                            All properties owned in the current
                                          year.

Concessions                               Relief or reduction of rent charges
                                          for a specified period, negotiated as
                                          a part of entering into a lease
                                          agreement.

Controlled Partnerships                   A group of partnerships for which one
                                          of the Associated Companies provides
                                          some or all of the following services:
                                          asset management, property management,
                                          general partner services, development
                                          services.

Debt Coverage Ratio                       EBIDA divided by debt service.

Debt Service                              Interest expense plus principal
                                          reductions of debt, excluding
                                          repayments on lines of credit.

Dividend Payout Ratio                     The percentage of pro forma FFO or FAD
                                          that will be paid in dividends to the
                                          shareholders of Glenborough Realty
                                          Trust Incorporated.

Dividend Per Share                        The dividends to be paid to each
                                          shareholder of Glenborough Realty
                                          Trust Incorporated.

EBIDA                                     Earnings before interest, depreciation
                                          and amortization.

Economic Occupancy                        Gross potential rent divided by base
                                          rental revenue collected.

Effective Rents                           Annualized rents net of concessions.

FFO Multiplier                            Stock price per share divided by
                                          annualized year-to-date FFO per share.

FFO Per Share                             FFO divided by the weighted average
                                          shares outstanding during the period.

Funds Available For                       Funds Available for Distribution
Distribution (FAD)                        represents Funds from Operations plus
                                          amortization of deferred financing
                                          fees and recurring principal receipts
                                          from mortgage loans, less reserves for
                                          leasing commissions, capital
                                          expenditures (excluding property
                                          acquisitions) and debt principal
                                          amortization.

Funds From Operations (FFO)               Funds from Operations means income
                                          (loss) from operations before minority
                                          interests and extraordinary items plus
                                          depreciation and amortization and
                                          unrealized loss provisions plus an
                                          adjustment to reflect the Company's
                                          share of FFO of the Associated
                                          Companies.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                GLOSSARY OF TERMS


          TERM                                       DEFINITION
- --------------------------------------------------------------------------------

Interest Coverage Ratio                   EBIDA divided by interest on debt.

Leasing Production                        Information related to lease
                                          agreements entered into during the
                                          period including square footage
                                          leased, rental dollars (specifically
                                          defined below), concessions, tenant
                                          improvements, and capitalized leasing
                                          commissions.

Net Asset Value                           The net total of the Appraised Values
                                          of the properties plus the net value
                                          of the non-real estate assets and
                                          liabilities as of the date of the
                                          Consolidation.

Net Operating Income (NOI)                Revenues less Operating Expenses (as
                                          defined herein).

Operating Expenses                        Total operating expenses (as reported
                                          by the Company to the SEC in its
                                          periodic filings) less depreciation
                                          and amortization. This amount does not
                                          include other income and expenses such
                                          as interest and gains or losses on
                                          sales of assets.

Percent Debt to Total Market              Total notes and mortgages payable
Capitalization                            divided by the sum of total notes and
                                          mortgages payable plus the total
                                          market value of all shares and units
                                          outstanding at the date of
                                          calculation.

Percent Increase in Effective             Percentage change in effective base
Rents From Renewal                        rents from renewal as compared to
                                          effective base rents as of the date
                                          indicated.

Physical Occupancy                        Total square feet (units) rented
                                          divided by net rentable square feet
                                          (units) on the date indicated.

Renewal or Re-Lease                       Leases that have been renewed by
                                          current tenants or leased space that
                                          has been re-leased by new tenants.


Rental Dollars (Leasing                   Total annualized revenues to be earned
Production)                               per year during the term of the lease
                                          from renewed or re-leased space before
                                          concessions, TIs and leasing
                                          commissions.

Same Property                             Properties owned in the current year
                                          which were also owned during the same
                                          period of the prior year. If a
                                          property is sold during the quarter,
                                          data for prior periods and the current
                                          quarter are deleted for comparability.

Tenant Improvements (TI)                  A capital expense used to improve the
                                          physical space occupied by an existing
                                          or new (re-leasing) tenant. Tenant
                                          improvements are amortized over the
                                          term of the lease.

TI Committed                              Tenant improvements which have been
                                          committed as a part of entering into a
                                          lease agreement.

TI Spent The portion of committed tenant improvements which have been spent by the Company.


Total Market Capitalization               As of the date calculated, the sum of
                                          (a) the product obtained by
                                          multiplying the total fully converted
                                          number of shares of the Common Stock
                                          of the Company then outstanding, by
                                          the price per share; plus (b) the
                                          Company's Debt as set forth on the
                                          most recent financial statements.

Turnover Rate                             The percentage of multifamily units
                                          that became available for rent during
                                          the 12-month period ending on the date
                                          of this report.